September 2016 PRABHAVATHI FERNANDES, PhD President and CEO Developing Well-Differentiated Antibiotics Exhibit 99.1

Forward Looking Statement This presentation contains forward-looking statements regarding future events. These statements are just predictions and are subject to risks and uncertainties that could cause the actual events or results to differ materially. These risks and uncertainties include, among others: our and our strategic partners’ ability to obtain FDA and foreign regulatory approval of our product candidates; risks related to the costs, sources of funding, timing, regulatory review and results of our studies, clinical trials and regulatory applications, and those of our strategic partners; our need to obtain additional funding and our ability to obtain future funding on acceptable terms; our ability to commercialize and launch whether on our own or with a strategic partner any product that receives regulatory approval; our anticipated capital expenditures and our estimates regarding our capital requirements; our dependence on the success of solithromycin and fusidic acid; the unpredictability of the size of the markets for, and market acceptance of, any of our products, including solithromycin and fusidic acid; our ability to produce and sell any approved products and the price we are able to realize for those products; our ability to retain and hire necessary employees and to staff our operations appropriately; the possible impairment of, or inability to obtain, intellectual property rights and the costs of obtaining such rights from third parties; our ability to compete in our industry; innovation by our competitors; and our ability to stay abreast of and comply with new or modified laws and regulations that currently apply or become applicable to our business. Please refer to the documents that we file from time to time with the Securities and Exchange Commission.

Highlights – Cempra, a Differentiated and Growing Company Cempra has consistently executed on plan – the leading antibacterial biotech Cempra has submitted NDAs for solithromycin and expects to launch product with 200+ person sales force – large market potential for CABP New macrolide is urgently needed - resistance to azithromycin and serious adverse event labeling of levofloxacin. Little generic competition, no branded competition Additional indications near term- product within a product – Pediatrics, COPD, Gonorrhea Validated by license for Japan, partnerships with BARDA and NIAID Cempra has a second antibiotic, fusidic acid in Phase 3 - ABSSSI and refractory BJI Only oral antibiotic for long term use with large market potential Cempra owns platform technology for non-antibiotic anti-inflammatory macrolides, and motilin agonists Cempra has hired experienced staff in Commercialization, Medical Affairs, Regulatory, Clinical, Chemistry, Finance, IT – to support readiness for launch Well financed and ROW (except Japan) licensing potential is still open

Proven Management Team

Prabhavathi Fernandes, PhD *President & CEO*	• Azactam (Aztreonam) • Biaxin (Clarithromycin) • Dificid (Fidaxomicin)	Abbott A Promise for Life; Bristol-Myers Squibb
Mark Hahn, CPA *CFO*	• IPO and M&A • Athenix-Bayer CropScience • Charles & Colvard (CTHR) • E&Y	Athenix
David Moore, MBA *CCO*	• Levaquin (Levofloxacin) • Topamax (Topiramate) • Ultram (Tramadol) • Nucynta (Tapentadol)	Johnson & Johnson; tranzyme pharma
Munir Abdullah, PhD *EVP Regulatory*	• Flonase (Fluticasone Propionate) • Veramyst (Fluticasone Furoate) • Avodart (Dutasteride) • Tykerb (Lapatinib)	gsk
Gary Horwith, MD *EVP Pharmacovigilance & QA*	• *S. aureus* vaccine • Abelcet (Amphotericin B)	Wyeth; Sequella Incorporated
David Oldach, MD *Chief Medical Officer*	• Viread (Tenofovir) • Combinations Against HCV	GILEAD
David Pereira, PhD *EVP Chemistry*	• Injectable Penicillins • Dobutamine HCl Injection • Ranitidine Injection	Baxter; Catalent
John Bluth *EVP Investor Relations & Corporate Communications*	• FluMist • Ranexa (Ranolazine) • Lexiscan (Regadenoson)	CVT CV Therapeutics; Aviron

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FUSIDIC ACID Chronic Bone and Joint Infections Oral ABSSSI Oral NON-ANTIBIOTIC MACROLIDE Diabetic Gastroparesis and GERD Cempra’s Late Stage Portfolio PRODUCT CANDIDATE INDICATION FORMULATION PRECLINICAL PHASE 1 PHASE 2 PHASE 3 SOLITHROMYCIN Community Acquired Bacterial Pneumonia (CABP) Oral Completed IV-to-Oral Completed Pediatric: Capsule/Suspension/IV Biodefense Use Oral/Suspension Urethritis/Gonorrhea Oral Anti-Inflammatory/NASH Oral Anti-Inflammatory/COPD Oral NDA & MAA submitted NDA & MAA submitted

NDAs & MAA Submitted - Potential To Be a Successful Antibiotic Solithromycin has completed 2 pivotal Phase 3 trials Positive safety and efficacy data from both clinical trials Fast Track and Priority review (QIDPs) designations received from the FDA Antimicrobial Drugs Advisory Committee meeting on November 4, 2016 PDUFA Dates: December 27, 2016 (oral), December 28, 2016 (IV)

Community Acquired Bacterial Pneumonia: Prevalent, Deadly and Growing Prevalent and Deadly Growing Appropriate Empiric Therapy Critical for Positive Outcomes Multiple Pathogens (Pneumococcus Most Frequent) 1 Freeman, MK. CABP: A Primer for Pharmacists: US Pharmacist July 1, 2013 2 Xu, et al. Deaths: Final Data for 2007. Natl Vital Stat Rep. 2010;58:1-51. 3 Source: 2011 HCUP, ARHQ.gov 5-10M Cases Annually 1.1M Patients Hospitalized #1 Cause of Death from an Infection 1 More Deaths from Pneumococcal Infections in US than Breast or Prostate Cancer 2 Affects Young Children and the Old Disproportionately HOSPITAL DISCHARGES FOR PNEUMONIA 3

Resistance Has Created a Large Macrolide Market Opportunity US COMMUNITY ANTIBIOTIC RXs Total = 264 M in 2013a Macrolides (62M) Other Antibacterials (28M) Tetracyclines/ Aminoglycosides (21M) Fluoroquinolones (36M) Cephalosporins (39M) Beta-lactams (79M) Source:a IMS Health (Retail) AMR Hospital Data (Inpatient) b 2013 IMS New Prescription Audit Leading Macrolide 51M Rx’s in US in 2013b Most Widely Prescribed Treatment for CABP / RTIs (Respiratory Tract Infections) Resistance Driving Need for a New Macrolide Targeted Spectrum of Activity Good Safety Excellent Tissue / Intracellular Distribution Anti-Inflammatory Activity Azithromycin Macrolide Antibiotics - Used Traditionally by Physicians to Treat Respiratory Tract Infections >60% OF RTI MARKET

Pneumococcal Resistance Drives Need for New Macrolide


% Resistance
AZITHROMYCIN
SOLITHROMYCIN*
China**
96.4%
70.5%*
48.0%***
28.0%*
0%
0%
0%
Europe
North America
Asia
Europe
North America
Asia

	Azithromycin Europe	Azithromycin North America	Azithromycin Asia	Solithromycin Europe	Solithromycin North America	Solithromycin Asia
MIC 90% (µg/mL)	>1	>1	>1	0.06	0.25	0.5

* Morrissey, I. ECCMID 2014. Abstr. P1584
** Kim,SH , AAC, 2012 , 56: 1418-1426
***Jones, RN.DMID 2013; 75:107-109

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Solithromycin: 4th Generation Macrolide - The First Fluoroketolide ERYTHROMYCIN CLARITHROMYCIN AZITHROMYCIN Currently Approved Macrolides = 3 Changes Made to Make Solithromycin SOLITHROMYCIN Interacts with Bacterial Ribosome at Three Sites – Resistance Rare and Could Only Occur If Mutations Occur at Three Distinct Sites

What do these three celebrities have in common? Merle Haggard Michael Moore Yoko Ono Hospitalized in the winter of 2015-2016 ...but why did they have to be hospitalized?

IDSA / ATS CABP Guidelines Healthy Outpatient Outpatient at Risk of DRSP* Inpatient Non-ICU Inpatient ICU† Macrolide Or Doxycycline Respiratory Fluoroquinolone Or Beta-lactam plus Macrolide Beta-lactam‡ plus Macrolide Or Respiratory Fluoroquinolone Or Tigecycline Beta-lactam plus Azithromycin Or Beta-lactam plus Fluoroquinolone * Drug Resistant S. pneumoniae - Recent antimicrobials; comorbidities; Includes healthy patients in regions with high rates of macrolide resistance †Treatment of Pseudomonas or MRSA is the main reason to modify standard therapy for ICU ‡ Ceftriaxone, cefotaxime, amp/sulbactam, ertapenem, ceftaroline (from CMS list) Mandell L, et al. Clin Infect Dis. 2007;44(Suppl 2):S27-S72; CMS list of antimicrobials.

Current CABP Therapies Have Use-Limiting Formulations and Safety Issues

2 Primary Options

1 **Cephalosporin**
(e.g. Ceftriaxone)

+

Macrolide
(e.g. Azithromycin)

2 **Fluoroquinolone**
(e.g., Levofloxacin, Moxifloxacin)

IDSA / ATS Recommends Broad Spectrum, Empiric Coverage

Issues

NO ORAL OPTION

- Requires IV Ceftriaxone AND **Hospitalization** →
- No Oral Switch Therapy Replacement

Hospitalization Issues

- Hospitalized CABP High Mortality Rate[1]
- Hospital-Acquired Infections Costs and Hazards [2]

SAFETY CONCERNS

- Focus of FDA *Advisory Committee, Nov.* 5, 2015. Label changes May 2016
- Kill Bowel Flora – Increased frequency of *C. difficile* Colitis
- Tendonitis, Achilles Tendon Rupture, Hepatotoxicity and Peripheral Neuritis, Retinal Detachment
- Treatment Failures from Resistant Strain Selection
- Not Approved for Use in Pediatrics
- No Longer Used for CABP in Several Countries

1 Freeman, MK. US Pharmacist. July 1, 2013
2 Magill, SS. And CDC and Emory Authors. NEJM 2014. 1198-1208, 2014

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Solithromycin – Spectrum of Activity That Addresses CABP Pathogens

Solithromycin Has Class-Leading Potency Against CABP Pathogens

Overcomes macrolide resistance that limits existing macrolides

GRAM		ORGANISMS	SOLITHROMYCIN	AZITHROMYCIN	CEFTRIAXONE	LEVOFLOXACIN or MOXIFLOXACIN
Positive		*Streptococcus pneumoniae*	✓	✗	✓	✓
Negative		*Haemophilus influenzae*	✓	✓	✓	✓
Positive		*Staphylococcus aureus*	✓	✗	✓	✓
Atypical		*Legionella pneumophila*	✓	✓	✗	✓
Atypical		*Mycoplasma pneumoniae*	✓	✓/✗	✗	✓
Atypical		*Chlamydophila pneumoniae*	✓	✓	✗	✓

Azithromycin Monotherapy not used to Treat Moderate to Severe Pneumonia – Potency, Spectrum and Resistance Allow Use Only in Simpler Infections or Add-On To Ceftriaxone

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CABP Antibiotic Usage Source: 2014 IMS NPA and NDTI 2010 2011 2012 2013 2014 Retail Scripts (MM) 8.7 8.5 9.5 9.5 9.7 Retail Levofloxacin Use increasing for CABP and Bronchitis CABP 18.5% 21.7% 25% 25.1% 25% Bronchitis 16.7% 15.5% 17.2% 21.2% 23% AZ and Levo comprise majority of Retail CABP Rx Ceftriaxone/Azi, Levo and Zosyn ~65-70% of hospital days of therapy Source: AMR Days of Therapy, 2014 Source: 2014 IMS NPA and NDTI

Population SOLITHROMYCIN LEVOFLOXACIN Favors Levofloxacin Favors Solithromycin Success Rate % Success Rate % Delta (CI) modified-ITT 77.3 (34/44) 61.7 (29/47) +15.57 (-5.2, 36.4) Per Protocol 85.0 (34/40) 67.4 (29/43) +17.56 (-2.7, 37.8) Oral Phase 2 Trial in CABP - Toyama Solithromycin safety and efficacy further validated by Toyama (FUJIFILM) All efficacy outcome measures favored solithromycin -24 -20 -16 -12 -8 -4 0 4 8 12 16 20 24 Treatment difference

Partnership Provides Validation and Adds Value GEOGRAPHY Japan – Exclusive License (2nd Largest Antibiotic Market) DEVELOPMENT / REGULATORY Global Development Program VALUE $30M Upfront / Milestones Rec’d Up to $40M Additional Milestones Double Digit Tiered Royalties, Subject to Reaching Sales/Contract Levels ROW ( Europe, China/Asia, South America etc.) is expected to be licensed Growing resistance, exceeding 80% in Asia Large market potential for a macrolide

Solithromycin May Have Potential In a Broad Range of Indications Special Populations BARDA Funded Biodefense BARDA Funded Sexually Transmitted Diseases GI & Others Ophthalmic CABP Primary Indication RESPIRATORY TRACT INFECTIONS (RTI) Hospital-Acquired Pneumonia, RTIs such as Pharyngitis, Acute Exacerbation of Chronic Bronchitis (AECB) ANTIBACTERIAL AND ANTI-INFLAMMATORY COPD, Cystic Fibrosis, NASH PEDIATRICS AND PREGNANCY No Pediatric Drug with Broad Potential in Development Infections in Pregnancy – Neonatal Sepsis Infections in Utero – Premature, Cerebral Palsy, Autism MULTIPLE UNIDENTIFIED PATHOGENS Anthrax, Tularemia GENITAL INFECTIONS (GONORRHEA AND CHLAMYDIA) Major Public Health Crisis – Multi Drug Resistance, No Oral Therapy OTHER INFECTIONS Helicobacter Gastritis, Tick and Insect Borne Diseases Ophthalmic drops – eye infections and blepharitis

Solithromycin Phase 3 Trial: Gonorrhea

BACKGROUND / RATIONALE

- Gonorrhea: 2nd Most Common Communicable Disease: 800K US; 500M Globally/Year
- Drug Resistant Gonorrhea : CDC "Emergency Need"
- Current Intramuscular-Only Treatment Precludes "Brown Bag" Treatment of Partners

Solithromycin Was 100% Effective in All Culture-Proven Cases of Gonorrhea in a Phase 2 Trial



INDICATION
FORMULATION
PRECLINICAL
PHASE 1
PHASE 2
PHASE 3
Urethritis / Gonorrhea
Oral

TRIAL DESIGN	Single Dose of Solithromycin (1000 mg Oral)
COMPARATOR	Ceftriaxone 500 mg Intramuscular Injection + Azithromycin 1000 mg Oral
PATIENTS (n)	300 Patients with Gonorrhea (with or without Chlamydia)
PRIMARY ENDPOINT	Culture Negative at 7 Days (TOC)
STATUS	**Study being expanded for women and children with NIAID - NDA expected to be submitted after CABP**

1 Unemo, M. Antimicrob. Agents Chemother 2012, 56: 1273-1280

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First antibiotic in over 2 decades being developed for use intravenously/oral capsules or as a suspension formulation – dosing flexibility FDA has granted QIDP for suspension formulation Clinical Development for Pediatric Use Phase 1a completed Phase 1b proceeding well; expected to complete EOY 2016 - Ages 0-17 Phase 2/3 – pivotal trial is initiated 1H 2016 – Mostly funded by BARDA ~ 55MM pediatric antibiotic prescriptions annually in the US for all indications* ~ 23% were for azithromycin* Source: http://pediatrics.aappublications.org/content/130/1/23.full.pdf+html

Solithromycin - Differentiated from Other Recently Approved Antibiotics Community and Hospital Oral and IV product expected to capture the large need in the ER, urgent care and hospital Generic Competition Alternatives to avoid treatment failures and hospitalization No branded competition — 100% share of voice Pricing Pricing expected to be in the hundreds of dollars per prescription Pediatrics Oral suspension for pediatrics in addition to capsules and intravenous formulations Pulmonologists, ER, Urgent Care MDs Respiratory product – 80% of use in pulmonary infections Source: 2013 IMS NPA, NDTI

What is your current level of satisfaction with current CABP treatments? 66% Somewhat Satisfied, 17% Very Satisfied If you were told that macrolide resistance to pneumococcus has reached 50%, would you seek an alternative treatment? 96% Yes Are you concerned with safety of fluoroquinolones (levofloxacin/moxifloxacin)? 65% Yes Results from recent quantitative Market Research PULM, ID, PCP Source: Instar Market Research, N = 120 What is needed is a new antibiotic that has the efficacy of a fluoroquinolone but the safety of the macrolide class

Cempra Believes It Can Successfully Launch Solithromycin There is a recognized urgent need for a new macrolide IV/PO formulations allow in-patient and outpatient dosing A select group of providers write a disproportionate share of AZ and LEVO CABP prescriptions Acute CABP prescriptions are not actively managed by 3rd party payors Cempra has a unique opportunity to own 100% share of voice of the branded antibiotic CABP market We expect the price to be in the hundreds of dollars and not in the thousands - we expect to be a favorable formulary tier with reasonable patient co-pays

A very small group (4%) writes a disproportionate share of AZ and LEVO CABP prescriptions (40%) 4% of Prescribers (34,927) Out of a total of 803,717 40% of AZ/LEVO CABP TRxs PRESCRIBE SOURCE: IMS Deciler Prescriber Level Data, Time Period: Moving Annual Total (MAT) FEB 2015. Market Definition: Azithromycin and Levofloxacin. Excluded Specialties: Gastroenterology, Urology, Dentistry, Pediatrics, Obstetrics, Gynecology.

~80,000 Prescribers are Responsible for 60% of TRx volume


~43,000 HCPs*
Targeted thru non-personal
24 Rx's per year
~35,000 HCPs*
Targeted thru personal and non-personal
62 Rx's per year
DIGITAL & PRINT MEDIA
PUBLICATIONS
E-DETAIL
MARKETING AUTOMATION
CONTENT SYNDICATION

*SOURCE: IMS Deciler Prescriber Level Data, Time Period: Moving Annual Total (MAT) FEB 2015
Market Definition: Azithromycin and Levofloxacin. Excluded Specialties: Gastroenterology, Urology, Dentistry, Pediatrics, Obstetrics, Gynecology.

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Launch Preparation Underway Pre-launch Activities Manufacturing Scale-up Disease Awareness Commercial Leads MSLs KOL Development Physician Targeting Wholesaler Discussions Build Financial/Inventory Systems Hire and Train Sales Leadership Post-Approval/Launch Activities Retail & Hospital Formulary Access Pursue Inclusion in Guidelines Branded Promotional Campaign Medical Education Payer Contracting Final Manufacturing/Packaging Hire and Train Sales Representatives

With potential approval in Dec 2016, goal is to use tail end of 2016/2017 pneumonia season to lay foundation for full pneumonia season in 2017/2018 Immediately after approval: Begin branded promotional campaign Commence formulary access discussions Especially important for IV, which will not be utilized until added to hospital formulary Engage with guidelines committee to encourage addition of solithromycin Complete packaging/manufacturing based on approved labeling Stock retail channel Hire and train 200+ sales representatives Commercialization Goal: Maximize 2017-2018 Pneumonia Season

An ORAL Antibiotic for MRSA Infections Being Developed for ABSSSI and for CHRONIC Use in Bone and Joint Infections in the U.S. Taksta (Fusidic Acid) INDICATION FORMULATION PRECLINICAL PHASE 1 PHASE 2 PHASE 3 FUSIDIC ACID Chronic Bone and Joint Infections Oral ABSSSI Initiated Dec 2015 Oral

Taksta (Fusidic acid) Highlights Fusidic Acid 40 Years of Safety and Efficacy in Acute and Chronic Oral Use in Staph Infections (Including MRSA) Ex-U.S. Unique Structure, No Known Cross Resistance No Other Antibiotic Available For Long Term Oral Treatment of Staph Infections CLINICAL TRIALS Well Tolerated in ABSSSI Phase 2 Study; No Resistance Observed Phase 2 PJI Study Data Reported Phase 3 study for ABSSSI and exploratory refractory BJI study enrolling REGULATORY QIDP granted for ABSSSI – Exclusivity and priority review Orphan Drug Designation for PJI Granted by FDA (Oct. 2013) Request pending for Orphan Designation for refractory BJI

Strong IP Protection with Long Patent Runway Loading Dose Patent to 2029 (Plus Patent Term Extensions) 12 Years of Statutory Protections Possible (7 yrs Orphan Drug + 5 yrs GAIN) CEMPRA’S LOADING DOSE Concentration (mg/L) 0 25 50 75 100 125 150 0 24 48 72 96 120 Time (hrs) European Dosing EU Dose 500 mg dose Cempra dose 1200 mg Q12h Day followed by 600 mg Q12h Fusidic Acid

Projected 2016-2017 Milestones 11.04.16: Solithromycin Antimicrobial Drugs Advisory Committee Meeting 12.30.16: Solithromycin Oral capsules and Intravenous NDAs Approved 2H 16: Solithromycin: Enroll global Phase 2/3 Pediatrics pivotal trial (BARDA) EOY 16: Solithromycin: Complete Phase 1b - Pediatrics. All formulations 2H 16: Solithromycin: Interim results Phase 2 NASH Trial and continue enrollment 2H 16: Solithromycin: Continue enrollment in Phase 2 COPD Trial Q4 17: MAA Approved

Finance - Strong Balance Sheet CASH AND EQUIVALENTS 6/30/16* $279.9M LONG-TERM DEBT 6/30/16 $18.6M SHARES OUTSTANDING 7/31/16 52.4M * Pro Forma after giving effect to $29.2M net proceeds under ATM program in July 2016